EXHIBIT 23.1

            CONSENT OF REGISTERED INDEPENDENT PUBLIC ACCOUNTING FIRM


                                AJ. ROBBINS, P.C.
                          CERTIFIED PUBLIC ACCOUNTANTS
                              216 SIXTEENTH STREET
                                    SUITE 600
                             DENVER, COLORADO 80202



We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of Universal Detection Technology of our report dated March 29, 2006 relating to the consolidated financial statements of Universal Detection Technology.




                                                    AJ. ROBBINS, P.C.
                                            CERTIFIED PUBLIC ACCOUNTANTS






Denver, Colorado
June 29, 2006